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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-20915) and Form S-8 (Nos. 333-20961, 333-34987,
333-66227, 333-40298, 333-100482 and 333-109534) of Abington Bancorp, Inc. of
our report dated February 26, 2004, relating to the financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 10, 2004